Exhibit 99

                      CAUTIONARY STATEMENT FOR PURPOSES OF
                         THE "SAFE HARBOR" PROVISIONS OF
              THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Unocal desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as embodied in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is including this statement in this report in order to do so.

This report contains forward-looking statements and from time to time in the future the Company's management or other persons acting on the Company's behalf may make, in both written publications and oral presentations, additional forward-looking statements to inform investors and other interested persons of the Company's estimates and projections of, or increases or decreases in, amounts of future revenues, prices, costs, earnings, cash flows, capital expenditures, assets, liabilities and other financial items. Certain statements may also contain estimates and projections of future levels of, or increases or decreases in, crude oil and natural gas reserves and related finding and development costs, potential resources, production and related lifting costs, sales volumes and related prices, and other statistical items; plans and objectives of management regarding the Company's future operations, projects, products and services; and certain assumptions underlying such estimates, projections, plans and objectives. Such forward-looking statements are generally accompanied by words such as "estimate", "projection", "plan", "target", "goal", "forecast", "believes", "expects", "anticipates" or other words that convey the uncertainty of future events or outcomes.

While such forward-looking statements are made in good faith, forward-looking statements and their underlying assumptions are by their nature subject to certain risks and uncertainties and their outcomes will be influenced by various operating, market, economic, competitive, credit, environmental, legal and political factors. Certain of such factors, set forth elsewhere in this report, are important factors that could cause actual results to differ materially from those expressed in the forward-looking statements. See the discussions of the decline in production from the Company's Muni field in the Gulf of Mexico under "Exploration and Production--North America--U.S. Lower 48--Gulf of Mexico Shelf and Onshore (Excluding Pure Resources, Inc.)" in combined Item 1 and 2 - "Business and Properties" of this report; the discussions of the negotiations with respect to the levels of natural gas and crude oil production from the Gulf of Thailand and natural gas contract prices under "Exploration and Production--International--Thailand" in Items 1 and 2 and under Outlook--Thailand" above in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"); the discussion of the effort by the Company's Philippine Geothermal, Inc., subsidiary to settle a contract dispute under "Geothermal and Power Operations" in Items 1 and 2; the discussion of negotiations, legal issues and related uncertainties involving the Company's patents for formulations of cleaner-burning gasolines under "Patents" in Items 1 and 2 and under "Outlook--Other Matters" above in MD&A; the discussions under "Government Regulations" and "Environmental Regulations" in Items 1 and 2; the discussions of certain lawsuits and claims, including tax matters, in "Item 3--Legal Proceedings" and in note 22 to the consolidated financial statements in
Item 8 of this report, which note also contains a discussion of certain other contingent liabilities and commitments; the presentation and discussion of the Company's estimated 2002 capital expenditures under "Financial Condition--Capital Expenditures" above in MD&A; the discussion of the Company's need to borrow to meet a portion of its projected 2002 cash requirements, together with the available sources of borrowings and the related importance of maintaining the Company's investment-grade credit ratings, under "Long-term Debt and Other Financial Commitments" above in MD&A; the discussion of various of the Company's financial and other obligations and commitments under "Long-term Debt and Other Financial Commitments" above in MD&A; the discussion of the Company's critical accounting policies and practices under "Critical Accounting and Other Policies" above in MD&A; the discussions of the Company's reserves for and possible additional costs of remediation and other environment-related expenditures and expenses under "Environmental Matters" above in MD&A and in notes 18 and 22 to the consolidated financial statements; the discussion of the anticipated continued volatility of energy prices in 2002 under "Outlook" above in MD&A; the assumptions underlying the Company's forecasts of its 2002 aggregate oil and gas production levels and after-tax earnings per share under "Outlook" above in MD&A; the Company's sublease of its Discoverer Spirit drillship to a third party and the party's responsibility for the lease payments during the sublease period under "Outlook--U.S. Lower 48" above in MD&A, in note 5 to the consolidated financial statements and under "Other Matters" in note 22 to the consolidated financial statements; the discussion of the outstanding receivables balance due for sales of

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natural gas and condensate to Petrobangla under "Outlook--Bangladesh" above in
MD&A; the discussions of the outstanding receivables balance due related to the Company's Indonesian geothermal and power operations under "Outlook--Geothermal and Power Operations" above in MD&A and under "Concentrations of Credit Risk" in note 27 to the consolidated financial statements; the discussion of the negotiations with the purchaser of the Company's agricultural products business involving various aspects of the transaction and the obligations of the parties under the purchase and sale agreement for the business under "Outlook--Other Matters" above in MD&A; the discussion under "Future Accounting Changes" above in MD&A; and the discussions of the risks associated with the Company's use of derivative financial instruments in its hedging and trading activities under Item 7A "Quantitative and Qualitative Disclosures about Market Risk" of this report and in note 27 to the consolidated financial statements.

Set forth below are additional important factors (but not necessarily all of such factors) that could cause actual results to differ materially from those expressed in the forward-looking statements.

Commodity Prices

A decline in the prices for crude oil, natural gas or other hydrocarbon commodities sold by the Company could have a material adverse effect on the Company's results of operations, on the quantities of crude oil and natural gas that could be economically produced from its fields, and on the quantities and economic values of its proved reserves and potential resources. Such adverse pricing scenarios could result in write-downs of the carrying values of the Company's properties, which could materially adversely affect the Company's financial condition, as well as its results of operations.

Exploration and Production Risks

The amounts of the Company's future crude oil and natural gas reserves and production will also be affected by its ability to replace declining reservoirs in existing fields with new reserves through its exploration and development programs and through acquisitions. The ability of the Company to replace reserves will depend not only on its ability to obtain acreage and contracts in the countries in which it currently operates, as well as in new countries, and to delineate prospects which prove to be successful geologically, but also to drill, find, develop and produce recoverable quantities of oil and gas economically in the price environment prevailing at the time.

The exploration for oil and gas is a high-risk business in which significant numbers of dry holes and high associated costs can be incurred in the processes of seeking commercial discoveries. The Company's exploration and production activities also are subject to all of the physical risks and uncertainties normally associated with such activities, including, but not limited to, such hazards as explosions, fires, blowouts, leaks and spills, some of which may be very difficult and expensive to control and/or remediate, and damages from hurricanes, typhoons, monsoons and other severe weather conditions.

The process of estimating quantities of oil and natural gas reserves and potential resources is inherently uncertain and involves subjective geological, engineering and economic judgments. Changes in operating conditions, such as unforeseen geological complexities and drilling and production difficulties, and changes in economic conditions, such as finding and development and production costs and sales prices, could cause material downward revisions in the Company's estimated proved reserves and potential resources.

Projections of future amounts of crude oil and natural gas production are also imprecise because they rely on assumptions about the future levels of prices and costs, field decline rates, market demand and supply, the political, economic and regulatory climates and, in the case of the Company's foreign production, the terms of the contracts under which the Company operates, which could result in mandated production cutbacks from existing or projected levels.

A significant portion of the Company's expectation for future oil and gas development involves large projects, primarily offshore in increasingly deeper waters. The timing and amounts of production from such projects will be dependent upon, among other things, the formulation of development plans and their approval by foreign governmental authorities and other working interest partners, the receipt of necessary permits and other approvals from governmental agencies, the obtaining of adequate financing, either internally or

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externally, the availability, costs and performance of drilling rigs and other equipment, and the timely construction of platforms, pipelines and other necessary infrastructure by specialized contractors.

Certain Political and Economic Risks

The Company's operations outside of the U.S. are subject to risks inherent in foreign operations, including, without limitation, the loss of revenues, property and equipment from hazards such as expropriation, nationalization, war, insurrection and other political risks, increases in taxes and governmental royalties or other takes, abrogation or renegotiation of contracts by governmental entities, changes in laws and policies governing operations of foreign-based companies, currency conversion and repatriation restrictions and exchange rate fluctuations, and other uncertainties arising out of foreign government sovereignty over the Company's international operations. Laws and policies of the U.S. government affecting foreign trade and taxation may also adversely affect the Company's international operations.

The Company's ability to market crude oil, natural gas and other commodities produced in foreign countries, and the prices the Company will be able to obtain for such production, will depend on many factors which are often beyond the Company's control, such as the existence or development of markets for its discoveries, the proximity and capacity of pipelines and other transportation facilities or the timely construction thereof, fluctuating demand for oil and natural gas, the availability and costs of competing fuels, and the effects of foreign governmental regulation of production and sales.

The Company's operations in the U.S. are also subject to political, regulatory and economic conditions.

In light of the foregoing, investors should not place undue reliance on forward-looking statements, which reflect management's views only as of the date they are published or presented. Although the Company from time to time may voluntarily revise its forward-looking statements to reflect subsequent events or circumstances, it undertakes no obligation to do so.

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